UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) JANUARY 26, 2005


                              KESTREL ENERGY, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          COLORADO                      0-9261                  84-0772451
------------------------------- ------------------------ -----------------------

(State or other jurisdiction          (Commission            (I.R.S. Employer
     of incorporation)               File Number)         Identification Number)


        1726 COLE BOULEVARD, SUITE 210  LAKEWOOD, COLORADO      80401
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              (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code:  (303)295-0344
                                                    ----------------------------



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.01.  CHANGE IN CONTROL OF REGISTRANT

         On January 26, 2005, Kestrel Energy, Inc. (the "Company"), was informed that Samson Oil & Gas N.L., formerly Samson Exploration N.L. ("Samson"), had acquired 3,765,025 additional shares (the "Shares") of the Company's common stock representing, with Samson's other holdings, 6,306,675 shares, or 59.3% of the common stock. Accordingly, Samson may now be deemed to control the Company. Samson's holdings include a convertible promissory note of the Company in the principal amount of $200,000 due May 4, 2006, which is convertible into shares of the Company's common stock at $.40 per share. Samson, an investment corporation registered in Australia and traded on the Australian Stock Exchange Limited, acquired the Shares by exchanging shares of its own stock for shares of the Company's common stock. All exchanges were made with non-U.S. holders of the Company's common stock Prior to January 25, 2005, no single entity or related group of entities was deemed to have a controlling interest in the Company.

         The Shares were acquired by Samson from existing affiliates and from non-affiliates of Kestrel as follows:

---------------------------------------- ---------------- ----------------- ----------------------
NAME                                     DATE             NO. OF SHARES     PRICE
---------------------------------------- ---------------- ----------------- ----------------------
Nieuport Pty Ltd.                        12/24/04                1,005,000  $1.04
---------------------------------------- ---------------- ----------------- ----------------------
Victoria Petroleum N.L.                  1/25/05                 1,900,521  $1.155
---------------------------------------- ---------------- ----------------- ----------------------
Golden Prospect Plc                      1/25/05                   126,944  $1.155
---------------------------------------- ---------------- ----------------- ----------------------
Non-Affiliates                           12/24/04 to               732,560  $1.04 to $1.155
                                         1/25/05
---------------------------------------- ---------------- ----------------- ----------------------

         After the Share exchange with Samson, Golden Prospect holds a 20.8% ownership interest in Samson, Victoria holds an 18.1% ownership interest in Samson and Nieuport holds a 9.5% ownership interest in Samson.

         One of the Company's directors, Neil T. MacLachlan, is also a director of Samson. Three of the Company's other directors, Robert J. Pett, John T. Kopcheff and Timothy L. Hoops, are directors of Victoria. The Company has been informed by Samson that there are no plans to change or restructure the board of directors of the Company.

        The following table sets forth, as far as is known to the board of directors or the management of the Company, the only persons owning on January 26, 2005 more than five percent of the outstanding shares of the Company's Common Stock. For purposes of this disclosure, the amount of the Company's Common Stock beneficially owned by each person or entity is the aggregate number of shares of the Common Stock outstanding on such date plus an amount equal to the aggregate amount of Common Stock which could be issued upon the exercise of a convertible note within 60 days of such date.


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


=================================== ================================================================================
                                                  Number of Shares of Common Stock Beneficially Owned
----------------------------------- -------------------------------------- -------------------- --------------------
                                         Voting and Investment Power
----------------------------------- ------------------ ------------------- -------------------- --------------------

         Name and Address                Direct             Indirect          Total Shares         Percent Owned
----------------------------------- ------------------ ------------------- -------------------- --------------------
Samson Oil & Gas N.L.                 6,306,675(1)            ---               6,306,675              59.3%
2 The Esplanade, 36th Flr.
Perth 6000
Western Australia
----------------------------------- ------------------ ------------------- -------------------- --------------------
Golden Prospect Plc                      822,056          1,311,788(2)          2,133,844              20.8%
1st Floor
143-149 Great Portland St.
London W2N 5FB
England
----------------------------------- ------------------ ------------------- -------------------- --------------------
Victoria Petroleum N.L.                  105,996          1,045,202(3)          1,241,198              12.1%
2 The Esplanade, 36th Flr.
Perth 6000
Western Australia
----------------------------------- ------------------ ------------------- -------------------- --------------------
The Equitable Life Assurance             840,000              ---                840,000               8.3%
Society
City Place House
55 Basinghall St.
London EC2V 5DR
England
----------------------------------- ------------------ ------------------- -------------------- --------------------
Nieuport Pty Ltd                           ---              601,026              601,026               5.9%
PO Box 332
Greenwood 6924
Western Australia
----------------------------------- ------------------ ------------------- -------------------- --------------------

(1) Includes a $200,000 convertible promissory note initially convertible into 500,000 shares.

(2) Golden Prospect Plc owns 20.8% of Samson Oil and Gas N.L. and is therefore a beneficial owner of that percentage of the total number of shares held by Samson.

(3) Victoria International Petroleum N.L. owns 18.0% of Samson Oil and Gas N.L. and is therefore a beneficial owner of that percentage of the total number of shares held by Samson

(4) Nieuport Pty Ltd owns 9.5% of Samson Oil and Gas N.L. and is therefore a beneficial owner of that percentage of the total number of shares held by Samson


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      KESTREL ENERGY, INC.
                                      (Registrant)

Date January 31, 2005                 By: /s/Timothy L. Hoops
                                          -------------------------------
                                          Timothy L. Hoops, President







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